UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 23, 2003


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


                 Delaware                                      81-0422894
         (State of Incorporation)                            (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ------------------------------

Item 5.  Other Events.

      In a Current Report on Form 8-K filed on May 23, 2003, Scientific Games Corporation (the "Company") reported that it had engaged Deloitte & Touche LLP to serve as its new independent certified public accountant and dismissed KPMG LLP ("KPMG"), and that the Company had requested that KPMG provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with certain statements made in such Form 8-K. In the Form 8-K, the Company undertook to file such letter, when received, by amendment to such Form 8-K. Attached as Exhibit 16.1 is a copy of that KPMG letter, dated May 23, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

16.1              Letter from KPMG LLP, dated May 23, 2003.

                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

16.1              Letter from KPMG LLP, dated May 23, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       SCIENTIFIC GAMES CORPORATION

                                       By: /s/ DeWayne E. Laird
                                          --------------------------------
                                          Name:  DeWayne E. Laird
                                          Title: Vice President and Chief
                                                 Financial Officer

Dated:  May 28, 2003